Change in accounting policy	6 Months Ended
Jun. 30, 2026
Disclosure Of Changes In Accounting Policies [Abstract]
Change in accounting policy
Appendix 4 – Change in accounting policy

Until September 30, 2025, interest paid and interest received were presented within cash flows from operating activities in the Consolidated Statements of Cash Flows. In accordance with IAS 7 Statement of Cash Flows, entities are permitted to classify interest paid and interest received as operating, investing, or financing cash flows, provided that the selected classification is applied consistently from period to period.

During the fourth quarter of 2025, management elected to change the classification of interest paid, including payments relating to interest rate swap (IRS) instruments to cash flows used in financing activities, and interest received to cash flows from investing activities. Management believes that this change in presentation provides a more comprehensive view of the cost of financing the Company's operations and better reflects management’s view of the financing nature of these transactions.

Accordingly, comparative information has been retrospectively adjusted to reflect this change in accounting policy in the Consolidated Statements of Cash Flows, as presented below:

($ thousands)	For the six months ended
	June 30, 2025
	As reported	Adjustment	As adjusted
Net cash from operating activities	91,149	34,053	125,202
Net cash used in investing activities	(623,021)	6,334	(616,687)
Net cash from financing activities	609,416	(40,387)	569,029
Increase in cash and cash equivalents	77,544	-	77,544

($ thousands)	For the three months ended
	June 30, 2025
	As reported	Adjustment	As adjusted
Net cash from operating activities	47,536	14,267	61,803
Net cash used in investing activities	(424,456)	3,822	(420,634)
Net cash from financing activities	389,137	(18,089)	371,048
Increase in cash and cash equivalents	12,217	-	12,217